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                                                                Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report in this Form 10-K into the Company's previously filed Registration Statement File Nos. 333-37961, 333-45535, 333-15583, 333-17855, 333-45523 and
333-95471.

                                                            ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 27, 2000